                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant / /
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       STERLING ELECTRONICS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                        STERLING ELECTRONICS CORPORATION
                  4201 Southwest Freeway, Houston, Texas 77027

                                     *****

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On Tuesday, August 27, 1996

                                     *****

To the Shareholders of STERLING ELECTRONICS CORPORATION:

         Notice is hereby given that the Annual Meeting of Shareholders of Sterling Electronics Corporation, A Nevada corporation, (the "Company") will be held at the Company's offices, 4201 Southwest Freeway, Houston, Texas, August 27, 1996, at 3:00 o'clock p.m., Houston time, for the following purposes:

         1. To elect six (6) directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To vote on a proposal to amend the Company's Articles of Incorporation to increase to 20 million from 9 million the number authorized shares of common stock, $0.50 par value per share.

         3. To vote on a proposal to amend the Company's Articles of Incorporation to provide for 10 million shares of "blank check" Preferred Stock, $0.50 par value per share.

         4. To vote on a proposal to amend and restate the Company's Articles of Incorporation to update such Articles of Incorporation in accordance with the Nevada corporate laws and eliminate some unnecessary provisions.

         5. To consider and adopt the Company's 1996 Employee Stock Purchase
Plan.

         6. To ratify, confirm and affirm the issuance of nonqualified stock options to Ronald S. Spolane to acquire 200,000 shares of Common Stock at $11.00 per share.

         7. To ratify, confirm and affirm the issuance of nonqualified stock options to David A. Spolane to acquire 150,000 shares of Common Stock at $11.00 per share.

         8. To consider and act upon management's recommendation that Ernst & Young LLP, Certified Public Accountants, be appointed as independent auditors for the fiscal year ending March 29, 1997.

         9. To transact such other business as may properly come before the meeting.

         In accordance with applicable law and the bylaws of the Company, only shareholders of record at the close of business on July 12, 1996, are entitled to notice of this meeting and to vote at it or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS
Leon Webb, Jr., Secretary

July 15, 1996
Houston, Texas


***************************************************************************
*                                 IMPORTANT                               *
*       Please complete, sign and date the enclosed proxy and return it   *
*  promptly in the enclosed return envelope which has been provided for   *
*  your convenience, whether or not you plan to attend the meeting.  The  *
*  prompt return of the proxies will assure a quorum and reduce           *
*  solicitation.                                                          *
***************************************************************************

                        STERLING ELECTRONICS CORPORATION

                  4201 Southwest Freeway, Houston, Texas 77027

                                     *****

                   Annual Meeting of Shareholders to be held
                                August 27, 1996

                                     *****

                             PROXY STATEMENT - 1996

                                     *****

         This proxy statement is being first mailed or otherwise delivered to shareholders commencing about July 22, 1996, for the Annual Meeting of Shareholders of Sterling Electronics Corporation (the "Company"), to be held at the Company's principal executive offices, 4201 Southwest Freeway, Houston, Texas, 77027, at 3:00 o'clock p.m., Houston time, on Tuesday, August 27, 1996, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

                                  RECORD DATE

         The close of business on July 12, 1996, has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote, at the Annual Meeting.

                                 ANNUAL REPORT

         A copy of the Company's Annual Report to shareholders for the fiscal year ended March 30, 1996 is being mailed to you herewith. This Annual Report should not be considered as part of this Proxy Statement or incorporated herein by reference. Additional copies of the Annual Report, Notice of Annual meeting, Proxy Statement and Proxy may be obtained from the offices of the Secretary of the Company, 4201 Southwest Freeway, Houston, Texas, 77027. Mailing address:
P.O.  Box 1229, Houston, Texas 77251-1229, Attention: Leon Webb, Jr.

                              REVOCATION OF PROXY

         Any shareholder executing the Proxy enclosed herewith shall have the power to revoke the same at any time prior to the voting of the Proxy. The termination of the Proxy's authority by any shareholder shall be ineffective until written notice has been given to the Secretary of the Company.

                                  SOLICITATION

         THE ENCLOSED PROXY IS BEING FURNISHED AND SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. In addition to the solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegraph, telex, TWX, facsimile transmission, or in person for which no additional compensation is made. Independent contract labor may be obtained to assist in the mail-out and solicitation of the proxies for which it will be reasonably compensated. Brokers and other custodians, nominees and fiduciaries may be requested to forward solicitation material to the beneficial owners of the stock registered in the names of such persons and to request authority for the execution of proxies, and the Company will, upon request, reimburse them for their reasonable and necessary expenses in doing so. Management is not aware of any matter coming before this Annual Meeting that will necessitate dissenter shareholders' rights or appraisals.

                               OUTSTANDING STOCK

         On June 1, 1996, the Company had outstanding 6,933,004 shares of Common Stock. Each shareholder will be entitled to cast one vote in person or by Proxy for each share of Common Stock held by him. No cumulative voting is permitted.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The table of director nominees sets forth the Common Stock of Sterling Electronics Corporation owned by each such nominee as of June 1, 1996. The following table sets forth as of such date the information indicated concerning the security ownership of the Company by the only known persons to own beneficially 5% or more of the Company's outstanding equity securities, each of the non-director nominee named executive officers, and all directors and executive officers of the Company as a group.

         Name and Address            Number of Shares       Percent
         of Beneficial Owner         Beneficially Owned     of Class
         -------------------         ------------------     --------
         T.D. McGinty                   38,839(b)             *
         4201 Southwest Freeway
         Houston, TX 77027

         C.M. O'Brien                   15,009(b)             *
         4201 Southwest Freeway
         Houston, TX 77027

         W. B. Turner                   66,314(b)             *
         4201 Southwest Freeway
         Houston, TX 77027

         All Directors &               547,051(a)(c)         7.9%
         Executive Officers as
         a group (15 persons)                                * Less than 1%

         (a) Includes 173,250 shares which may be acquired from the Company within 60 days upon exercise of options pursuant to the Sterling Electronics Corporation 1992 Incentive Stock Option Plan (the "1992 Plan"), non-qualified stock option grants, the 1993 Directors' Non-Qualified Stock Option Plan (the "1993 Plan") and the Sterling Electronics Corporation 1994 Stock Option Plan (the "1994 Plan").

         (b) Includes 2,625 shares for Mr. McGinty, 4,725 shares for Mr. O'Brien and 2,625 shares for Mr. Turner which may be acquired from the Company within 60 days upon exercise of options pursuant to the 1992 Plan and/or the 1994 Plan.

         (c) Does not include options to acquire 200,000 shares of Common Stock granted to R.S. Spolane and options to acquire 150,000 shares of Common Stock granted to D.A. Spolane. Such options are subject to shareholder approval as set forth herein. See Proposals Nos. 6 and 7.


                             ELECTION OF DIRECTORS

         In accordance with the provisions of the bylaws of the Company, six
(6) directors will be elected at the Annual Meeting, each to serve for one year or until his successor is elected and qualified. It is intended that unless otherwise directed, the enclosed Proxy will be voted in favor of the election of the nominees named in the following table.

         Certain information concerning the nominees, each of whom has agreed to stand for election, is set forth below. Each of the named nominees listed in the following table is currently a director of the Company and was elected to his present term of office at the Annual Meeting of Shareholders on August 22, 1995.

                                                                             Shares of Common Stock
                                                                             of the Company Beneficially
                                                                             Owned and Percent of
         Name, Age and                                                       Outstanding shares as of
         Tenure Of Nominee                 Position With Company             June 1, 1996(a)
         -----------------                 ---------------------             ----------------------------------
         JAY H. GOLDING                    Director                           27,837           *
         51 Years
         Director since 1992

         S.M. LAMBERT, Ph.D.               Director                            7,350           *
         64 Years
         Director since 1974

         HERSCHEL G. MALTZ                 Director                            8,325           *
         65 Years
         Director since 1965

         DAVID A. SPOLANE                  Executive Vice President          125,416(c)        (1.8%)
         41 Years                          & Director (b)
         Director since 1994

         RONALD S. SPOLANE                 Chairman of the Board,            152,415(c)        (2.2%)
         41 Years                          Chief Executive Officer &
         Director since 1992               President (b)

         DAVID R. TOOMIM                   Director                           13,918           *
         76 Years
         Director since 1976
                                                                             * Less than 1%


         (a) Includes shares which may be acquired from the Company within 60 days upon exercise of options as follows: Jay H. Golding - 6,300 shares, S.M. Lambert - 6,300 shares, Herschel G. Maltz - 6,300 shares, D.A. Spolane - 25,725 shares, R.S. Spolane - 78,750 shares and David R. Toomim - 6,300 shares.

         (b) Mr. David A. Spolane and Mr. Ronald S. Spolane are brothers.

         (c) Does not include options to acquire 200,000 shares of Common Stock granted to R.S. Spolane and options to acquire 150,000 shares of Common Stock granted to D.A. Spolane. Such options are subject to shareholder approval as set forth herein. See Proposals Nos. 6 and 7.

         Mr. Golding has been a private investor as President & Chief Executive Officer of Port Chester Industries since 1989. Prior to 1989, Mr. Golding was CEO of Hi-Port Industries, a public company engaged in the packaging of consumer products. Mr. Golding also serves as Chairman of the Board of Bogan Aerotech, Inc., a privately held company engaged in the aerospace industry. He is also Chairman of the Board of American International Partners, L.C., a merchant banking company with development interests in Southeast Asia.

         Dr. Lambert has been an independent management consultant for more than five years. Prior to 1986, Dr. Lambert was the Senior Vice President of Corporate Planning for LTV Corporation, a public company engaged in a variety of businesses including steel, shipping, energy, defense and aerospace. Prior to joining LTV Corporation, he was an executive with Shell Oil Company in Houston, Texas.

         Mr. Maltz is Chairman of the Company's Compensation Committee. Though primarily a private investor, from 1993 through 1995 he was Chairman of the Board and Chief Executive Officer of IPS Systems, Inc. a privately held company engaged in the distribution of products for apartment maintenance. During 1992, Mr. Maltz was President of Petrolon, Inc., a privately held company engaged in the marketing and distribution of engine additives. Prior to joining Petrolon, he was a private investor for two years. He was previously President and a Director of Century Papers, Inc., a public company engaged in the wholesale distribution of paper products. Mr. Maltz is also a director of Charter Bancshares, Inc., a publicly held bank holding company.

         Mr. D. A. Spolane became Executive Vice President with senior responsibility for sales and marketing in the distribution operations in March 1994. From 1987 through March 1994, he was a Vice President with responsibility for the Company's semiconductor marketing program. Mr. Spolane has been an employee of the Company in various sales and marketing capacities since 1976.

         Mr. R. S. Spolane has been Chairman of the Company's Board of Directors and Chief Executive Officer since January 1994. In August 1993, he became President and Chief Operating Officer. From 1991 through August 1993, Mr. Spolane held the position of Executive Vice President with senior responsibility for sales and marketing in the distribution operations. He has been an employee of the Company since 1976 and has held various positions in computer services, financial administration, sales and marketing.

         Mr. Toomim is Chairman of the Company's Audit Committee. Since 1981, he has been an attorney with Schlanger, Mills, Mayer & Grossberg, L.L.P., a Houston law firm. Mr. Toomim is a retired partner of Deloitte & Touche, a public accounting firm. Schlanger, Mills, Mayer & Grossberg, L.L.P. provides legal services for the company. During fiscal 1996 the Company paid Schlanger, Mills, Mayer & Grossberg, L.L.P. approximately $158,000 for legal services.

         Should any one or more of the foregoing nominees not be a candidate for director when the election is held, it is the intention of the persons named in the enclosed Proxy to vote for the election of a substitute nominee proposed by the management. However, the Management has no reason to believe that the nominees will be unable to serve if elected.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS (PROXY ITEM NO. 1).


                               EXECUTIVE OFFICERS

         In addition to Messrs. D.A. Spolane and R.S. Spolane, the Company has the following executive officers:

      Name                      Age            Position(s) with the Company
      -----------------         ---            ----------------------------
      Ronald Barnard            54             Senior Vice President

      David Goforth             38             Senior Vice President

      Jack K. Killoren          44             Senior Vice President

      J.V. McConkey, III        54             Senior Vice President

      Thomas D. McGinty         56             Senior Vice President

      Christopher O'Brien       40             Senior Vice President

      Byron Turner              62             Senior Vice President

      Mac McConnell             42             Vice President-Finance & CFO

      Leon Webb, Jr.            52             Vice President-Secretary and
                                               Treasurer

         Mr. Barnard became a Senior Vice President with senior responsibility for Sterling's northeast region in March 1994. From March 1991 through March 1994 Mr. Barnard was a Vice President with responsibility for Sterling's northeast region. From 1986 through 1991, Mr. Barnard was the general manager of Sterling's Boston sales office.

         Mr. Goforth became a Senior Vice President with senior responsibility for Sterling's connector marketing program in March 1994. For the previous six years Mr. Goforth was a Vice President with responsibility for Sterling's connector marketing program.

         Mr. Killoren became Senior Vice President with senior responsibility for marketing in March 1994. For the seven previous years Mr. Killoren was Vice President with responsibility for passive and electro-mechanical product marketing.

         Mr. McConkey has been a Senior Vice President with senior responsibility for Sterling's southwest region for over five years.

         Mr. McGinty has been a Senior Vice President with senior responsibility for materials management for over five years.

         Mr. O'Brien became Senior Vice President with senior responsibility for sales in April 1996. For the two previous years Mr. O'Brien was Vice President with responsibility for Sterling's mid-west region. From April 1992 through March 1994 Mr. O'Brien was the Company's regional manager for the mid-west region. Prior to joining the Company in April 1992 Mr. O'Brien was employed by Reptron Electronics, Inc. as regional manager of the mid-west region.

         Mr. Turner has been a Senior Vice President with senior responsibility for Sterling's south central region for over five years.

         Mr. McConnell, CPA, became Vice President-Finance and Chief Financial Officer in December, 1992. From June 1990 to December 1992 he was Vice President-Finance of Interpak Holdings, Inc. (a public company) and Chemtrusion, Inc. and Finance Director of Bamberger Polymers, Inc. (a public company), affiliated companies involved in trading, distributing, packaging, warehousing and compounding thermoplastic resins. From 1987 through 1990, Mr. McConnell was a partner of Ernst & Young, a public accounting firm.

         Mr. Webb has been the Vice President-Secretary and Treasurer for over five years.

         Officers serve at the discretion of the Board.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Sterling maintains an audit committee consisting of Messrs. Golding, Maltz and Toomim. This committee met two times during the prior year at which times all members of the committee were present. This committee's primary functions are to review the scope and results of audits by Sterling's independent auditors, internal accounting controls, the extent of other services performed by the independent auditors and the cost of all accounting and financial services.

         The Company's compensation committee consists of Messrs. Lambert and Maltz. This committee met two times during the prior fiscal year. This committee's responsibilities include approving (i) all remuneration of senior management and directors, (ii) the granting of stock options and (iii) other benefits for senior management and directors.

         The Company does not have a nominating committee.

         During the prior fiscal year, the Board of Directors met nine times. All directors attended 75% or more of the meetings.

                             DIRECTORS COMPENSATION

         Directors who are not employees of the Company each receive an annual fee of $15,000 and $1,000 for attendance at each Board of Directors' meeting. All fees, at the director's election, may be deferred under the Company's deferred compensation program. Officers of the Company do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings. Additionally, on June 28, 1993 and on March 10, 1994 each non-employee director received a non-qualified stock option, issued pursuant to the 1993 Plan, to purchase 3,150 shares of common stock at $5.714 per share and 3,150 shares of common stock at $10.952, respectively.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

         The following table sets forth a summary of the compensation paid during the past three fiscal years for services rendered in all capacities to the Company and its subsidiaries by the Chief Executive Officer and the four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                              Annual Compensation(1)                          Long Term Compensation
                              ----------------------                          ----------------------
                                                                                     Securities
                                                                        Restricted   Underlying
Name and                                                Other Annual      Stock       Options      All Other
Principal Position        Year     Salary    Bonus(2)   Compensation    Awards($)    SARSs(#)   Compensation(3)
- ------------------        ----    --------   --------   ------------    ---------    --------   ---------------
R.S. SPOLANE              1996    $234,083   $307,620
Chairman of the Board     1995    $227,692   $216,000                                 10,500
Chief Executive           1994    $112,480   $300,056                                 57,750
Officer & President

D.A. SPOLANE              1996    $133,648   $263,110                                             $1,875
Executive Vice            1995    $130,000   $175,884                                  7,350      $1,875
President and             1994    $ 80,000   $250,047                                 15,750      $1,875
Director

T.D. MCGINTY              1996    $123,659   $263,110
Senior Vice President     1995    $120,000   $175,884                                  5,250
Materials Management      1994    $ 84,145   $300,056

C.M. O'BRIEN              1996    $ 98,786   $259,363                                             $1,875
Senior Vice President     1995    $ 95,407   $229,423                                  5,250      $1,875
Sales                     1994    $ 79,886   $195,703                                             $1,875

W. B. TURNER              1996    $135,706   $235,896
Senior Vice President     1995    $129,112   $143,646                                  5,250
Southcentral Area         1994    $120,653   $193,263
Manager


- ------------------


        (1) Includes amounts which were deferred, at the officer's election, under the Company's deferred compensation program.

        (2) Includes amounts paid in the Company's common stock pursuant to the Company's Incentive Bonus Plan. In each fiscal year, 20% of the bonuses for the named executive officers were paid in the Company's common stock.

        (3) Amount contributed by the Company as 401(k) Plan matching contributions.

         AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

         The following table provides information relating to the exercise of stock options by the named executive officers during the last fiscal year, and the number and value of unexercised stock options held by such officers at March 30, 1996.

                                                            Number of Securities     Value of
                                                            Underlying               Unexercised
                                                            Unexercised              In-the-Money
                                                            Options                  Options
                                                            at Fiscal                at Fiscal
                          Shares                            Year-End                 Year-End
                          Acquired         Value            Unexercisable(U)         Unexercisable(U)
Name                      on Exercise      Realized(1)      Exercisable(E)           Exercisable(E) (2)
- -----------------         -----------      -----------      -----------------        ------------------
R.S. SPOLANE                                                  5,250 U                $  32,406 U
                                                             78,750 E                $ 748,595 E

D.A. SPOLANE                                                  3,675 U                $  22,864 U
                                                             25,725 E                $ 207,166 E

T.D. McGINTY                                                  2,625 U                $  16,203 U
                                                              2,625 E                $  16,203 E

C.M. O'BRIEN                                                  2,625 U                $  16,203 U
                                                              4,725 E                $  42,166 E

W.B. TURNER                                                   2,625 U                $  16,203 U
                                                              2,625 E                $  16,203 E

- --------------

         1) Computed as the difference between the option exercise price and the market value of the Common Stock at the date of exercise.

         2) Computed as the difference between the option exercise prices and $17.125 (the closing price of the Common Stock at fiscal year-end).

                             EMPLOYMENT AGREEMENTS

         The Company and Ronald S. Spolane are parties to an employment agreement dated as of September 18, 1995, pursuant to which Ronald S. Spolane is employed as the Chairman of the Board, President and Chief Executive Officer of the Company. Such agreement has an initial term of 5 years and is subject to automatic one year extensions on the anniversary date of such agreement unless either the Company or Mr. Spolane gives written notice that they do not desire to extend the term of the employment agreement. Pursuant to such agreement, Ronald Spolane will receive (i) a salary of $237,000 per year, (ii) a formula bonus based on the earnings and results of operations of the Company, (iii) a Company car, (iv) medical, dental and prescription drug coverage, and (iv) inclusion of Mr. Spolane in any other benefit plan for senior employees of the Company.

         The Company's employment agreement with Ronald S. Spolane also contains change of control provisions. If during the thirty-six months following a "change in control" of the Company, R.S. Spolane's employment is terminated other than for cause, then he would be entitled to receive a lump sum severance benefit equal to three times the sum of (i) his annual salary for the prior year, (ii) the greater of (X) the bonus that R.S. Spolane would have earned under his bonus formula for the current year annualized, or (Y) the bonus paid to him for the prior year, and (iii) an amount for the agreed value of certain employee benefits being provided to Mr. Spolane (currently $38,000). If such amounts are subject to tax (the "Excise Tax") imposed by Section 4999 and/or 280G of the Internal Revenue Code of 1986 (the "Code"), then the Company will also pay to R.S. Spolane an amount such that the net amount retained by Mr. Spolane after deduction of the Excise Tax shall be equal to the amount R.S. Spolane would have been entitled to receive prior to the imposition of the Excise Tax. The employment agreement with R.S. Spolane defines "change of control" as (i) the existing directors do not constitute two-thirds of the Board of Directors, (ii) the acquisition of 25% or more of the Company's common stock by a person or group, (iii) any merger or consolidation in which the existing board of directors of the Company do not constitute at least two-thirds of the board of the surviving corporation, and (iv) any other transaction deemed by two-thirds of the Company's existing directors to constitute a change of control.

         Following a change of control and the termination of R.S. Spolane's employment other than for "cause", all stock options granted to R.S. Spolane will immediately become vested and R.S. Spolane will be entitled to participate in the Company's employee benefit plans for three years following such termination.

         Pursuant to the employment agreement, R.S. Spolane has agreed not to compete against the Company or solicit customers, employees or suppliers of the Company for a period of one year following a change of control event, or two years following a termination for any other cause.

         The Company and D.A . Spolane are parties to an employment agreement dated as of September 18, 1995, pursuant to which D.A.. Spolane is employed as an Executive Vice President and Operating Officer of the Company. Such agreement has an initial term of 5 years and is subject to automatic one year extensions on the anniversary date of such agreement unless either the Company or D.A. Spolane gives written notice that they do not desire to extend the term of the employment agreement. Pursuant to such agreement, D.A. Spolane will receive (i) a salary of $135,000 per year, (ii) a formula bonus based on the earnings and results of operations of the Company, (iii) a Company car, (iv) medical, dental and prescription drug coverage, and (iv) inclusion of D.A. Spolane in any other benefit plan for senior employees of the Company.

         The Company's employment agreement with D.A. Spolane also contains change of control provisions. If during the thirty-six months following a "change in control" of the Company, D.A. Spolane's employment is terminated other than for cause, then he would be entitled to receive a lump sum severance benefit equal to three times the sum of (i) his annual salary for the prior year, (ii) the greater of (X) the bonus that D.A. Spolane would have earned under his bonus formula for the current year annualized, or (Y) the bonus paid to him for the prior year, and (iii) an amount for the agreed value of certain employee benefits being provided to D.A. Spolane (currently $38,000). If such amounts are subject to Excise Tax, then the Company will also pay to D.A. Spolane an amount such that the net amount retained by D.A. Spolane after deduction of the Excise Tax shall be equal to the amount D.A. Spolane would have been entitled to receive prior to the imposition of the Excise Tax. The employment agreement with D.A. Spolane defines "change of control" as (i) the existing directors do not constitute two-thirds of the Board of Directors, (ii) the acquisition of 25% or more of the Company's common stock by a person or group, (iii) any merger or consolidation in which the existing board of directors of the Company do not constitute at least two-thirds of the board of the surviving corporation, and (iv) any other transaction deemed by two-thirds of the Company's existing directors to constitute a change of control.

         Following a change of control and the termination of D.A. Spolane's employment other than for cause, all stock options granted to Mr. Spolane will immediately become vested and D.A. Spolane will be entitled to participate in the Company's employee benefit plans for three years following such termination.

         Pursuant to the employment agreement, D.A. Spolane has agreed not to compete against the Company or solicit customers, employees or suppliers of the Company for a period of one year following a change of control event, or two years following a termination for any other cause.

                                SEVERANCE PLANS

Upper Management Severance Plan

         On November 14, 1995, the Company adopted its Upper Management Severance Plan. Such plan covers the senior employees of the Company designated by the Chief Executive Officer of the Company as senior employees and who have been employed by the Company for at least six months, other than an employee who is a party to an employment agreement with change of control provisions. Ronald S. Spolane and David A. Spolane each have employment agreements with change of control provisions and, therefore, are not covered by this plan.

         Under the Company's Upper Management Severance Plan, if during the twelve month period following any "change of control" a covered senior employee is terminated other than for "cause" or if during the twelve month period following a "hostile change of control", a covered senior employee is terminated for any reason, then such covered senior employee will be entitled to receive a severance payment equal to the sum of (X) one year salary, and (Y) the greater of such covered senior employee's last year bonus or the average of such covered senior employee's bonus for the three prior years. Such severance payment would be paid one-half within 30 days of such covered senior employee's termination of employment with the Company and the balance one year from such termination date. The covered senior employee's receipt of the severance payment is conditioned on the covered senior employee agreeing to not compete against the Company and to not solicit employees, suppliers or customers of the Company for a one-year period following termination. In addition, the covered senior employee must hold in confidence all of the Company's confidential information and trade secrets in the possession of such terminated covered senior employee. The Company may require that a terminated covered senior employee sign a written agreement agreeing to be bound by such provisions as a condition to the receipt of the severance payment.

         Such plan defines change of control in the same manner as in the employment agreements with R.S. Spolane and D.A. Spolane. The term "hostile change of control" refers to any change of control that is not approved by a majority of the Company's directors.

Broad Base Severance Plan

         On November 14, 1995, the Company also adopted its Broad Base Severance Plan. The Company's Broad Base Severance Plan covers all employees of the Company who have been employed by the Company for at least twelve months and who are not covered by either the Company's Upper Management Severance Plan or an employment agreement with change of control provisions. If during the twelve month period following any Hostile Change of Control, any covered employee is terminated for other than cause or voluntarily quits, then such covered employee will receive a severance benefit equal to one week's salary for each full year of employment with the Company prior to the date of such termination. Such amount shall be paid to the covered employee in a lump sum payment within 30 days of such termination. It is a condition of the receipt of such severance benefit that a covered employee not solicit the Company's customers or employees for a period equal to one week for each one year of employment by the Company prior to termination.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         As members of the Compensation Committee (the "Committee") it is our duty to oversee compensation practices for the Company's senior executive officers. The Committee's responsibilities include the review of salaries, benefits, and other compensation of the Company's senior managers and making recommendations to the full Board of Directors with respect to these matters. The Committee is comprised entirely of Board members who are independent, non-employee directors of the Company.

         The Committee's primary objective in establishing compensation programs and levels for the Company's executive officers is to support the Company's goal of maximizing the value of shareholders' interests in the Company. To achieve this objective, the Committee believes it is necessary to:

         - Set levels of base compensation that will attract and retain superior executives in a highly competitive environment. The compensation philosophy is to pay a moderate to low base salary and to provide attractive incentives to earn additional income based on operating results.

         - Encourage long-term decision making that enhances shareholder value. The Committee believes that this objective is promoted by emphasizing grants of stock options and paying a portion of annual incentives in common stock, thereby creating a direct link between shareholder value creation and executive compensation.

         - Provide incentive compensation that varies directly with both Company performance and individual contribution to that performance.

BASE SALARY

         The Committee annually reviews each executive officer's base salary. The factors which influence Committee determinations regarding base salary include: job performance, level of responsibilities, comparable levels of pay among executives at regional and national market competitors (with a special emphasis placed on salaries paid by companies that constitute the Peer Group Index), internal compensation equity considerations, prior experience, and breadth of knowledge.

         Mr. R.S. Spolane's annual base salary at the beginning of fiscal 1994 was $90,000. This base salary was increased to $125,000 in August 1993 upon being named President of the Company. In connection with becoming Chairman of the Board in January 1994, his annual base salary was increased to $225,000 beginning April 1, 1994. Beginning on June 29, 1995, Mr. R.S. Spolane's base salary was increased by 5.3% to $237,000.

ANNUAL INCENTIVES

         Certain employees of the Company, including Mr. R.S. Spolane, Mr. D.A. Spolane, Mr. McGinty, Mr. O'Brien and Mr. Turner participate in an incentive bonus plan whereby the employee earns as a bonus a certain percentage of the operating income, in excess of an established baseline amount, of the operations under the employee's supervision. Pursuant to the Incentive Bonus Plan approved by the shareholders at the August 27, 1991 Annual Meeting, 20% of the fiscal 1996 bonuses were paid in the Company's common stock valued at $15.85 per share (the average closing price of the common stock for the five trading days prior to May 24, 1996, the date the bonus was paid). The percentage of operating income and the baseline amount for each employee and the percentage to be paid in common stock are approved by the Board of Directors at the beginning of the fiscal year.

         The fiscal 1996 bonus formula for Mr. R.S. Spolane was set at the beginning of the year as 1.75% of earnings before income taxes, if earnings before income taxes equaled or exceeded $12,000,000. Under the formula, the bonus as a percentage of earnings would decline as earnings before income taxes declined below $12,000,000. As a result of the Company achieving record earnings in fiscal 1996, Mr. R. S. Spolane earned a bonus of $307,620.

LONG-TERM INCENTIVES

         The Company reinforces the importance of producing satisfactory returns to shareholders over the long-term by granting stock options. Stock option awards provide executives with the opportunity to acquire an equity interest in the Company and align the executives' interests with those of the shareholders to create shareholder value as reflected by increases in the price of the Company's common stock.

         Option exercise prices are equal to 100% of the fair market value of the Company's shares on the date of option grant and become exercisable in annual installments. This ensures that participants will derive benefits only as shareholders realize corresponding gains over an extended time period.

         During fiscal 1996 the Committee did not grant stock options to any of the executive officers of the Company. On July 3, 1996 the Committee granted options to acquire 200,000 shares of Common Stock to Mr. R.S. Spolane and options to acquire 150,000 shares of Common Stock to Mr. D.A. Spolane. Such options are subject to shareholder approval as set forth herein. See Proposals Nos. 6 and 7.


Compensation Committee:
S.M. Lambert & Herschel G. Maltz

                            STOCK PERFORMANCE GRAPH

         The following graph compares the performance of Sterling Electronics Corporation for the periods indicated with the performance of the Standard & Poor's 500 Stock Index and the average performance of a group consisting of the Company's peer corporations on a line-of-business basis. The corporations making up the Peer Group Index are Arrow Electronics, Inc., Avnet, Inc., Bell Industries, Inc., Jaco Electronics, Inc., Kent Electronics Corp., Marshall Industries, Milgray Electronics, Inc., Nu Horizons Electronics, Corp., Pioneer-Standard Electronics, Inc., Western Micro Technology, Inc., Wyle Electronics, Inc. and Zing Technologies, Inc. Total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the beginning of each measurement period.


                          TOTAL RETURN TO SHAREHOLDERS
        (Performance results from March 31, 1991 through March 31, 1996)
                              Reinvested Dividends


                                    [GRAPH]



                                                          At March 31
                              ------------------------------------------------------------------------
                              1991        1992         1993         1994          1995         1996
                              ------------------------------------------------------------------------
         Sterling             $100        $180.96      $219.04      $471.44       $452.40      $685.00
         S&P 500              $100        $111.04      $127.95      $129.84       $150.05      $198.22
         Peer Group           $100        $101.36      $146.03      $179.32       $204.02      $256.94

         Assumes $100 invested on March 31, 1991 in Sterling Electronics Corporation, S&P 500 and Peer Group.

                     EXECUTIVE SALARY CONTINUATION PROGRAM

         In 1976, the Company established an Executive Salary Continuation Program for selected key employees to be funded through life insurance. The program is voluntary (approximately 17 active employees as of June 1, 1996 participate in the program) with each participating employee contributing to the program. The annual benefits, beginning at age 65, depend upon the employee's age and health at the time of joining the program and the amount of the employee's monthly contribution to the program. The Company is the owner and beneficiary of each participant's insurance policy in this program and is contractually obligated to pay death or salary continuation benefits.

         The benefits under this program shall be paid in 120 equal monthly installments beginning when the participant attains the age of 65 years. Messrs. Turner, R.S. Spolane and McGinty are participants in the program, with annual benefit payments beginning at age 65 of $25,312, $81,840 and $25,207, respectively. Mr. D.A. Spolane and Mr. O'Brien are not participants in the program.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and 10% shareholders are required by regulations promulgated by the Securities and Exchange Commission to furnish the Company copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of Forms 3, 4 and 5, and all amendments thereto, furnished to the Company, the Company believes all Section 16(a) filing requirements to its officers, directors and 10% beneficial owners were complied with during fiscal 1996 except the following: a Form 4 Statement of Changes in Beneficial Ownership to report two sales of the Company's Common Stock by Mr. J.V. McConkey was filed delinquently.

          PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION
                                 OF THE COMPANY

         The Board of Directors has approved the amendment and restatement of the Articles of Incorporation of the Company in the form attached hereto as Exhibit "A" (the "Restated Articles") and recommended that the Company's shareholders consider and adopt the Restated Articles at the Annual Meeting of Shareholders. The current Articles of Incorporation (the "Current Articles") of the Company were last restated in full in 1968. Since that time, the applicable corporate law provisions have been amended numerous times. The proposed Restated Articles will modernize the Company's Current Articles by taking advantage of the most recent provisions of the current Article 78.010 et. seq. of the Nevada Private Corporation Laws (the "NPCL") and by deleting provisions of the Current Articles which are unnecessary, ineffective or otherwise inappropriate as a result of revisions to applicable law since 1968. If Proxy Item Nos. 2 through 4 are approved, the Restated Articles will become effective upon filing of the Restated Articles with the Secretary of State of the State of Nevada. Proxy Item Nos. 2 through 4 are primarily intended to modernize the Current Articles generally and to enhance the flexibility of the Company to respond in a timely fashion to opportunities in the capital markets as they arise. In addition, one change is proposed to be made to conform the Current Articles with the provisions in the Company's bylaws previously approved by the Board of Directors. Although the Restated Articles are not proposed for the purpose of discouraging or rendering unsolicited takeover attempts more difficult, certain provisions of the Restated Articles could be deemed to have a potential anti-takeover effect.

      APPROVAL OF AMENDED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 20 MILLION FROM 9 MILLION (PROXY ITEM NO. 2)

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to the current Articles of Incorporation of the Company (the "Articles") increasing the authorized Common Stock $0.50 par value per share ("Common Stock") of the Company from 9,000,000 to 20,000,000 shares.

         The Current Articles provide that the Company is authorized to issue up to 9,000,000 shares of Common Stock. Approximately 7,040,000 shares of Common Stock are currently issued, approximately 6,933,000 shares of Common Stock are currently outstanding and approximately 1,680,000 additional shares of Common Stock are estimated to be reserved for issuance in connection with the Company's employee benefit plans and non-qualified option grants. Accordingly, approximately 280,000 authorized but unissued and unreserved shares of Common Stock are available for general use by the Company on an unrestricted basis. The proposed amendment would increase the authorized shares of Common Stock of the Company from 9,000,000 shares to 20,000,000 shares of Common Stock.

         The Board of Directors recommends the increase in authorized shares of Common Stock to enable the Company to have additional shares of Common Stock available for issuance in connection with future acquisitions, public or private offerings, conversions of convertible securities, employee benefit plans, stock splits effected in the form of stock dividends, and other general corporate purposes. Increasing the authorized shares of Common Stock will give the Company greater flexibility and will allow the Company to issue additional shares of Common Stock for the purposes described above, subject to the requirements of the New York Stock Exchange.

         The Company has no current plans, agreements or arrangements for the issuance of additional shares of Common Stock, other than the issuance of shares of Common Stock pursuant to its stock option and other employee benefit plans.

         The additional authorized shares of Common Stock would also be available for issuance (subject to further stockholder approval if required by law or stock exchange rules as noted above) at such times and for such proper corporate purposes as the Board of Directors may approve, including possible future financing and acquisition transactions. Depending upon the nature and terms thereof, such transactions could enable the Board to render more difficult an attempt by a third party to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of the Company's outstanding shares of Common Stock, thereby diluting the interest of a party seeking to acquire control of the Company.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROXY ITEM NO.  2.

 APPROVAL OF AMENDED ARTICLES OF INCORPORATION TO AUTHORIZE 10 MILLION SHARES OF
                "BLANK CHECK" PREFERRED STOCK (PROXY ITEM NO. 3)

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval, an amendment to the current Articles to authorize 10,000,000 shares of "blank check" preferred stock (the "Preferred Stock"), issuable in one or more series. The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the "Designations") are determined by the board of directors of a company.

         The Current Articles currently authorize 2,000,000 shares of Cumulative Convertible Preferred Stock $2.50 par value per share ("Convertible Preferred") and 2,000,000 shares of Preferred Stock, $2.50 par value per share (the "Existing Preferred"). The Current Articles provide that the maximum capital stock of the Company shall be 9,000,000 shares of Common Stock, 2,000,000 shares of Convertible Preferred and 2,000,000 of Existing Preferred. The Board of Directors had previously established two series of Convertible Preferred. The shares of Convertible Preferred established pursuant to such series were issued in 1966 and have since been converted into shares of Common Stock.

         The preferences, rights and terms of the Convertible Preferred and Existing Preferred are expressly set forth in Article IV of the Current Articles, which does not provide sufficient flexibility for the Board of Directors of the Company to modify the terms and conditions of the Convertible Preferred or the Existing Preferred. None of the Convertible Preferred has been outstanding since April 2, 1994 and the Corporation has never issued any shares of Existing Preferred. The Board of Directors has recommended the authorization of new modern "blank check" preferred stock because it is highly unlikely that the Company would use the Existing Preferred or the Convertible Preferred for corporate financing or other purposes in view of the fixed and outdated terms of the Existing Preferred and the Convertible Preferred. Management believes that the lack of flexible modern "blank check" preferred stock greatly reduces the ability of the Company to utilize preferred stock in response to rapidly developing acquisition and corporate financing opportunities. If Proxy Item No. 4 regarding the approval of the Restated Articles is approved, references to the Existing Preferred and the Convertible Preferred would be eliminated. If Proxy Item No. 3 to adopt modern "blank check" provisions is approved and Proxy Item No. 4 is not approved, the Existing Preferred and the Convertible Preferred would remain authorized, but the Company does not intend to issue any Existing Preferred or the Convertible Preferred.

         Under the proposed amendment, the Board of Directors of the Company could authorize the issuance, at any time or from time to time, of one or more series of Preferred Stock (subject to further shareholder approval if required by law or stock exchange rules as noted above). In addition, the Board of Directors of the Company would determine all designations, relative rights, preferences, and limitations of such Preferred Stock including but not limited to the following: designation of series and numbers of shares; dividend or distribution rights; rights upon liquidation or distribution of assets of the Company; conversion or exchange rights; redemption provisions; sinking fund provisions; and voting rights, provided that the holders of shares of Preferred Stock will not be entitled to vote separately as a class except where such class or series of Preferred Stock is adversely affected. No holder of shares of capital stock of the Company will have any preemptive rights to acquire any securities of the Company.

         The Board of Directors is required to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. The Board of Directors could issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult an attempt to obtain control of the Company by merger, tender offer, proxy contest or other means, although the Board of Directors has no intention of doing so. The issuance of Preferred Stock could have the effect of discouraging unsolicited takeover attempts.

         While the Company may consider effecting an equity offering of Common Stock or Preferred Stock or otherwise issuing such stock in the future for purposes of raising additional capital or acquisitions, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering or acquisition, or to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering will in fact be effected or that an acquisition pursuant to which such shares may be issued will be proposed and consummated. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROXY ITEM NO. 3.

  APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO MODERNIZE AND
           CONFORM TO CURRENT STATE OF NEVADA LAW (PROXY ITEM NO. 4)

         The Board of Directors adopted all of the foregoing amendments as part of a complete amendment and restatement of the Company's Articles of Incorporation. From time to time the Company is required to deliver copies of its Articles of Incorporation, as amended, to governmental and private entities in connection with its business activities. The total number of pages of the Company's Current Articles, which have been amended several times since 1968, exceeds 40 pages. By deleting ineffective and unnecessary provisions, the proposed Restated Articles will update the Company's Current Articles to be consistent with the NPCL as well as eliminate the number of separate documents which are now required. In addition, one change is being made to the Current Articles to conform such Articles with the Company's bylaws.

         As noted above, the NPCL has been revised extensively since the last time the Company's Articles of Incorporation were restated in full. As a result of these revisions, many of the provisions of the Current Articles are unnecessary, ineffective or otherwise inappropriate under modern law. For example, the modern NPCL provides that every corporation has a perpetual duration and may engage in any lawful business unless its articles provide otherwise. Accordingly, lengthy provisions in the articles of incorporation limiting the duration of a corporation and specifying the nature of the business to be conducted are no longer necessary. The proposed Restated Articles incorporate a number of these types of changes, including the following.

         Articles III, Nature of Business. The NPCL sets forth all the powers and authority of a corporation, unless the articles specifically provide for more limited power and authority, and therefore, these provisions have been deleted.

         Article IV, Existing Preferred and Convertible Preferred Stock. In view of the fixed and outdated provisions of the Existing Preferred and the Convertible Preferred which render it highly unlikely that Existing Preferred and the Convertible Preferred would be used for corporate financing or other purposes, the authorization of 2,000,000 shares of Existing Preferred Stock and 2,000,000 shares of Convertible Preferred has been deleted. In addition, the references to the Delaware General Corporation Laws contained in Article IV of the existing Articles would be eliminated. See Proxy Item No. 3 regarding the proposed "blank check" preferred stock.

         Article VI, Non-Assessability of Stock. The NPCL provides that all stock to the extent issued for consideration in excess of par value is non-assessable and, therefore, this provision has been deleted.

         Article VIII, Duration of the Company. The NPCL provides for perpetual duration unless the Articles provide otherwise, and therefore this provision has been deleted.

         Article IX, Powers of the Board of Directors. The powers granted to the Board of Directors of the Company in this Article are already vested in the Board of Directors under the NPCL and, therefore, this provision has been deleted.

         Article XI, Amendment of Bylaws. The power of the Board of Directors to amend bylaws is vested in the Board of Directors under the NPCL unless the articles of incorporation provide to the contrary and, therefore, this provision has been deleted.

         The Company's bylaws currently provide that the shareholders of the Company may not take actions by written consent. The Company's Board of Directors has approved a proposal to amend the Current Articles to make the Current Articles consistent with the Company's bylaws. Under the NPCL, the shareholders of a Nevada corporation has the right to act by less than unanimous consent unless the corporation's bylaws or articles of incorporation provide to the contrary. The effect of the elimination of the right of the Company's shareholders to act by less than unanimous consent can be to make it more difficult to wage a proxy fight against existing management. The Company has previously amended its bylaws to provide that shareholders of the Company may not act by means of written consent.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROXY ITEM NO. 4.

              PROPOSAL TO ADOPT THE COMPANY'S 1996 EMPLOYEE STOCK
                        PURCHASE PLAN (PROXY ITEM NO. 5)

General

     In June 1996 the Board of Directors of the Company adopted the 1996 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"). The description in this proxy statement of the Employee Stock Purchase Plan is included solely as a summary, does not purport to be complete and is qualified in its entirety by the Employee Stock Purchase Plan attached hereto as Exhibit "B" and Incorporation herein.

     The Employee Stock Purchase Plan is an arrangement under which the employees of the Company and its subsidiaries may purchase shares of Common Stock of the Company at a discounted price through accumulated payroll deductions. The purpose of the Employee Stock Purchase Plan is to provide incentives to employees of the Company and its subsidiaries, to attract individuals with a high degree of training, experience, expertise and ability, to provide an opportunity to such individuals to acquire a proprietary interest in the success of the Company, to increase their interest in the Company's welfare, to align their interests with those of the Company's shareholders and to encourage them to remain with the Company.

Administration of the 1996 Employee Stock Purchase Plan.

     The Employee Stock Purchase Plan is administered by the Compensation Committee composed of non-employee directors of the Company who meet the requirements of "disinterested person" in Section 16(b) of the Securities and Exchange Act of 1934.

Eligibility

     Any individual (i) who is an employee of the Company for purposes of tax withholding under the Internal Revenue Code of 1986, as amended, (ii) whose customary employment with the Company or any approved subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year and (iii) who has been continuously employed by the Company for at least three
(3) months on any given Enrollment Date (as hereinafter defined) is eligible to participate in the Employee Stock Purchase Plan. As of June 1, 1996, there are approximately 600 employees of the Company who would be eligible to participate in the Employee Stock Purchase Plan.

     Notwithstanding the eligibility provisions described above, no employee shall be granted an option to purchase common stock under the Employee Stock Purchase Plan (i) if, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or (ii) which permits his or her rights to purchase stock under all Code Section 423 employee stock purchase plans of the Company and its subsidiaries to accrue at rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares as described under the Employee Stock Purchase Plan) for each calendar year in which such option is outstanding at any time.

Offering Periods

Eligible employees are entitled to participate in one or more of the four offering periods (herein so called) conducted under the Employee Stock Purchase Plan during each calendar year. The Offering Periods commence on the first trading day (defined under the Employee Stock Purchase Plan to mean a day on which national stock exchanges and the NASDAQ system are open for trading) on or after January 1, April 1, July 1, and October 1 of each year and ending on the last trading day in the period ending the following March 31, June 30, September 30, or December 31, respectively. During each Offering Period, eligible employees may direct and authorize the Company to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of such employee's compensation which he or she receives on each payday during the Offering Period. All payroll deductions made for a participant are credited to his or her account under the Employee Stock Purchase Plan. A participant may not make additional payments into such account.

On the first day of each Offering Period each eligible employee participating in such Offering Period is granted an option to purchase on the last day of each Offering Period (at the applicable purchase price) up to a number of shares of the Company's common stock determined by dividing such employee's payroll deductions accumulated during the Offering Period by the applicable purchase price; provided that, in no event shall an employee be permitted to purchase during each Offering Period more than a number of shares of common stock determined by dividing $6,250 by the fair market value of a share of the Company's common stock on the first day of each Offering Period. The Company does not receive any consideration for the grant of any options.

     On the last day of each Offering Period, each participating employee purchases shares of common stock from the Company at a purchase price per share in an amount equal to ninety percent (90%) of the fair market value of a share of common stock on the first trading day of each Offering Period or on the last trading day of each Offering Period, whichever is lower.

     A participant in the Employee Stock Purchase Plan may discontinue his or her participation in the plan or may decrease the rate of his or her payroll deductions during the Offering Period by so notifying the Company. In addition the Board of Directors, in its discretion, may limit the number of participation rate changes during any Offering Period. A participant may not increase the rate of his or her payroll deduction during an Offering Period.

Number of Shares under the Employee Stock Purchase Plan

     The maximum number of shares of the Company's common stock which will be issued pursuant to the Employee Stock Purchase Plan shall be 300,000 shares subject to adjustment in the event of any change in the number of outstanding shares of common stock of the Company or any change in the character or rights of the common stock which occurs as a result of a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock. In any such event, appropriate adjustments will be made in the maximum number of shares which may be issued under the Employee Stock Purchase Plan.

     In addition, in the case of dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option outstanding under the Employee Stock Purchase Plan shall be assumed or an equivalent shall be substituted by such parent or subsidiary of such successor corporation unless the Board of Directors determines to shorten the Offering Period then in progress by setting a new exercise date.

Amendments

     The Board of Directors may at any time and for any reason terminate or amend the Employee Stock Purchase Plan provided no such termination can affect options previously granted. However, an Offering Period may be terminated by the Board of Directors on any exercise date if the Board of Directors determines that termination of the Employee Stock Purchase Plan is in the best interest of the Company and its shareholders. Furthermore, the Board of Directors shall be entitled to change Offering Periods, limit their frequency and/or number of changes in the amount withheld during an Offering Period, and establish other requirements relating to the operations and workings of the Employee Stock Purchase Plan without shareholder consent.

Federal Income Tax Consequences

     Options granted under the Employee Stock Purchase Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under
Section 423 of the Code. In general, no taxable income will be realized at the time an option is granted pursuant to the Employee Stock Purchase Plan (i.e., the Enrollment Date) or at the time of purchase of shares pursuant to the Employee Stock Purchase Plan. Upon disposition of shares (other than a transfer by a decedent to his or her estate) two years or more after the date of the grant of the option and at least one year after acquiring such shares, a participant will recognize as ordinary income (and not as gain upon the sale or exchange of a capital asset) an amount equal to the lesser of:

     (i) The excess of the fair market value of the shares on the date of disposition over the amount paid for such shares, or

     (ii) 10% of the fair market value of the shares at the time of grant of the option.

     In addition, a participant may incur a capital gain in an amount equal to the difference between the sale price of the shares and the basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income described above).

     Upon disposition of the shares (including any gifts of shares) within two years after the date when a participant is granted an option or within one year after the date a participant acquires such shares, the participant generally will have ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the amount paid for the shares. In addition, the participant may incur a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and basis in the shares (i.e., purchase price plus the amount, if any, taxed to the participant as ordinary income as described above).

     In the event that the sale of shares acquired upon the exercise of an option could subject a participant to liability under Section 16(b) of the Securities Exchange Act of 1934, the time for determining the amount of ordinary income, for reporting such income, and for commencing the holding period for capital gains purposes is postponed until the restrictions of
Section 16(b) no longer apply. The amount of ordinary income reportable and the amount of the Company's corresponding deduction will be measured by the excess of the fair market value per share on such later date over the exercise price paid for the shares. However, by making an appropriate election under Section 83(b) of the Code within 30 days of the exercise date of an option, a participant may treat the acquired shares for income tax purposes as if they were not restricted under said Section 16(b).

     Upon a disposition of any shares of common stock received pursuant to the exercise of any option under the Employee Stock Purchase Plan or any event resulting in taxable compensation to a participant, the Company will have the right to require the participant to remit to the Company an amount sufficient to satisfy all federal, state and local requirements as to income tax withholding and employee contributions to employment taxes or, alternatively, in the Compensation Committee's sole discretion, the Company may withhold all such amounts from other cash compensation then being paid to the participant by the Company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN (PROXY ITEM NO. 5)

      RATIFICATION OF THE GRANT OF NON-QUALIFIED STOCK OPTIONS TO PURCHASE
        SHARES OF COMMON STOCK TO RONALD S. SPOLANE AND DAVID A. SPOLANE
                           (PROXY ITEMS NO. 6 AND 7)

     The Board of Directors and the Compensation Committee have granted nonqualified stock options to acquire 200,000 shares of Common Stock at $11.00 per share to Ronald S. Spolane, Chairman, President and Chief Executive Officer of the Company and 150,000 shares of Common Stock at $11.00 per share to David
A. Spolane, Executive Vice President of the Company. The grants of such options are subject to the approval of the shareholders of the Company at the August 27, 1996 Annual Meeting of Shareholders and if the shareholders of the Company do not approve such options, then such agreements will automatically terminate. On July 2, 1996, the last reported sale of Common Stock on the New York Stock Exchange was $13.50. The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders a vote for the approval of such options.

     The Compensation Committee undertakes each year a study and evaluation of executive compensation. It utilizes, in this evaluation, comparisons of both peer group and performance group executive compensation packages provided by an independent compensation consultant from one of the largest U.S. accounting firms. With respect to the stock option grants to R.S. Spolane and D.A. Spolane, the Compensation Committee has designed executive compensation packages to :

         (1) Be competitive with peer and performance group executive compensation,

         (2) Attract and retain key executive talent,

         (3) Consist of both base and incentive compensation,

         (4) Adjust to both company and shareholder performance, and

         (5) Have a quantifiable justification.

     In keeping with these parameters, the Compensation Committee has determined that it is in the best interests of the Company and its shareholders for both these key executives to be incentivized with the proposed stock option grants. This will provide R.S. Spolane and D.A. Spolane with an increased financial stake in the Company which is in keeping with the philosophy and guidelines of peer group executive management compensation packages recently evaluated.

     Through this compensation program, over fifty percent of Sterling's executive compensation is linked directly to individual and corporate performance and stock price appreciation.

     The stock options agreements granting the options to Ronald S. Spolane and David A. Spolane each have a term of 10 years and the options vest over a four year period. Such agreements also provide that if there is a change in control of the Company, then such options will immediately vest. Copies of the stock option agreements are attached hereto as Exhibit "C" and incorporated herein. Such options are not being granted pursuant to the Company's 1994 Stock Option Plan.

     Such options are intended to be nonqualified or nonstatutory options. The grant of a nonstatutory option will create no tax consequenses for the optionee or the Company. Upon exercise of a nonstatutory option, the optionee must generally recognize ordinary income equal to the fair market value of the Common Stock acquired on the date of exercise minus the exercise price, and the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the optionee. A disposition of shares acquired upon exercise of a nonstatutory option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis (i.e., the exercise price plus the amount previously recognized as ordinary income) in such shares. Generally, there will be no tax consequences to the Company in connection with a disposition of nonstatutory option shares.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is needed for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROXY ITEMS NO. 6 AND 7.

            RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 8)

     The Board of Directors has selected Ernst & Young LLP as independent auditors for the Company for the year ending March 29, 1997, which appointment will be submitted for ratification at the Annual Meeting.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to have the opportunity to make a statement should they desire to do so and to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT AUTHORITY BE GRANTED TO APPOINT ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS (PROXY ITEM NO. 8).

                                     QUORUM

     The bylaws of the Company provide that the holders of more than one-half the issued and outstanding voting shares of the Company shall constitute a quorum at any meeting of the shareholders. The bylaws also provide that the act of a majority of the shares at any meeting at which a quorum is present shall be the act of the shareholders' meeting. In the absence of a quorum at the meeting, either in person or by proxy, the meeting may be adjourned from time
to time without notice other than announcement at the   meeting until a quorum
shall be formed.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Shareholder proposals for the 1997 Annual Meeting must be received by the Secretary of the Company no later than March 20, 1997 for inclusion in the 1997 proxy statement and form of proxy.

                           OTHER BUSINESS AND REPORTS

     Management knows of no business to come before the Annual Meeting other than as stated in the Notice of this meeting. Should any unexpected business properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote thereon in accordance with their best judgment in the interest of the Company.


                                              By Order of the Board of Directors
                                              Leon Webb, Jr., Secretary

                                                                       Exhibit A

                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                        STERLING ELECTRONICS CORPORATION

                                   * * * * *

                                   ARTICLE I

         The name of the corporation is Sterling Electronics Corporation.

                                   ARTICLE II

         Its principal office in the State of Nevada is located at One East First Street, Reno, Washoe County, Nevada. The name and address of its resident agent is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada.

                                  ARTICLE III

         The purpose for which the corporation is organized is to engage in any and all lawful acts and activities for which corporation may be organized under the laws of the State of Nevada.

                                   ARTICLE IV

         The total number of shares of stock which the corporation shall have authority to issue is thirty million (30,000,000) shares of capital stock, classified as (i) ten million (10,000,000) shares of preferred stock, par value $0.50 per share ("Preferred Stock"), and (ii) twenty million (20,000,000) shares of common stock, par value $.50 per share ("Common Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.      Provisions Relating to the Preferred Stock.

                 (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the board of directors of the corporation as hereafter prescribed.

                 (b) Authority is hereby expressly granted to and vested in the board of directors of the corporation to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                       (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

                      (ii) the number of shares to constitute the class or series and the designations thereof;

                     (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

                      (iv) whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

                       (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

                      (vi) the dividend or distribution rate, whether dividends or distribution are payable in cash, stock of the corporation, or other property, the conditions upon which and the times when such dividends or distribution are payable, the preference to or the relation to the payment of dividends or distribution payable on any other class or classes or series of stock, whether or not such dividends or distribution shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends or distribution shall accumulate;

                     (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

                    (viii) whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                      (ix) such other special rights and protective provisions with respect to any class or series as may to the board of directors of the corporation deem advisable.

                 (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The board of directors of the corporation may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The board of directors of the corporation may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.      Provisions Relating to the Common Stock.

                 (a) The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the corporation and shall be entitled to one vote for each share of Common Stock held.

                 (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the board of directors at any time and from time to time out of any funds of the corporation legally available therefor.

                 (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the corporation, as such terms are used in this Paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the corporation.

         3.      General.

                 (a) Subject to the foregoing provisions of these Articles of Incorporation, the corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration as may be fixed by the board of directors of the corporation, which is expressly authorized to fix the same in its absolute and uncontrolled discretion. Shares so issued for which the consideration shall have been paid or delivered to the corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

                 (b) The corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the corporation's capital stock of any class or series or other securities of the corporation, and such rights and options shall be evidenced by instrument(s) approved by the board of directors of the corporation. The board of directors of the corporation shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights.

                 (c) Any action which is required or permitted to be taken or ratified at a meeting of the stockholders of the corporation must be taken or ratified only at a duly called, noticed and held meeting of the stockholders of the corporation at which a quorum is present and no such actions may be taken or ratified by a written consent of the stockholders, regardless of the proportion of the voting power held by the stockholders signing any such written consent.

                 (d) No stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or other securities convertible into stock, but such additional shares of stock of other securities convertible into stock may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

                                  ARTICLE V

         The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of this corporation.

         The names and post office addresses of the present board of directors, which shall be six (6) in number, are as follows:

NAME                               POST OFFICE ADDRESS

Jay H. Golding                     1616 South Voss, #1700
                                   Houston, Texas 77057

S. M. Lambert                      2016 Wing Point
                                   Plano, Texas 75093

Herschel G. Maltz                  4265 San Felipe, #1100
                                   Houston, Texas 77027

David A. Spolane                   4201 Southwest Freeway
                                   Houston, TX 77027

Donald S. Spolane                  4201 Southwest Freeway
                                   Houston, TX 77027

David A. Toomim                    5847 San Felipe, Suite 1700
                                   Houston, TX 77056

                                   ARTICLE VI

         This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE VII

                                   Section 1

         A director of the corporation shall not be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a director, except for liability (i) for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of the law, or (ii) the unlawful payment of distribution or dividends. Any repeal or modification of the foregoing sentence by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   Section 2

                 (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceedings, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer shall be indemnified and held harmless by the corporation to the fullest extent authorized by Nevada law, against all expense, liability and loss (including attorneys' fees, judgements, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith. Such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and inures to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) which was authorized by the board of directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided however, that an advancement of expenses incurred by an indemnitee in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is not further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter an "undertaking").

                 (b) Right of Indemnitee to Bring Suit. If a claim under paragraph (a) of this Section is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct under Nevada law. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct under Nevada law nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section or otherwise shall be on the corporation.

                 (c) Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, these Articles of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                 (d) Insurance. The corporation may purchase and maintain insurance or make other financial arrangements (as defined under Nevada law) at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under Nevada law.

                 (e) Indemnification of Employees and Agents of Corporation. The corporation may, to the extent authorized from time to time by the board of directors of the corporation, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

         The undersigned, being the President (or Vice President) and Secretary (or Assistant Secretary), respectively, of Sterling Electronics Corporation, a Nevada corporation, hereby certify that the corporation's Board of Directors adopted a resolution at a meeting duly called, noticed and held on May 21, 1996 setting forth the foregoing Amended and Restated Articles of Incorporation of Sterling Electronics Corporation as the articles of incorporation of this corporation as amended and restated in their entirety, declaring its advisability, calling a meeting of the shareholders of the corporation and authorizing the undersigned to execute this certificate, and that the foregoing Amended and Restated Articles of Incorporation were adopted by a vote a majority of the issued and outstanding shares of each class of the capital stock of the Corporation, at a meeting duly called, noticed and held on August 27, 1996, in accordance with the Articles of Incorporation of Sterling Electronics Corporation and Nevada law, and that the foregoing correctly sets forth the text of the articles of incorporation of Sterling Electronics Corporation as amended to the date of this certificate.


                                RONALD S. SPOLANE
                                -----------------------------------------------
                                RONALD S. SPOLANE,
                                Chairman, President and Chief Executive Officer


                                LEON WEBB, Jr.,
                                -----------------------------------------------
                                LEON WEBB, Jr.,
                                Secretary

                                                                       EXHIBIT B

                        STERLING ELECTRONICS CORPORATION

                       1996 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Sterling Electronics Corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the common stock, $.50 par value, of the Company.

          (d) "Company" shall mean Sterling Electronics Corporation, a Nevada corporation.

          (e) "Compensation" shall mean all base straight time gross earnings, including payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

          (f) "Custodian" shall mean such person as the Board may designate from to time to maintain individual employee accounts for those employees who elect to participate.

          (g) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

          (i) "Enrollment Date" shall mean the first day of each Offering
Period.

          (j) "Exercise Date" shall mean the last day of each Offering Period.

          (k) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:





1996 EMPLOYEE STOCK PURCHASE PLAN

                  (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc.
Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable or;

                  (2) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable or;

                  (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (l) "Offering Period" shall mean a period of approximately three (3) months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following March 31, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following June 30, commencing on the First Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following December 31 during which an option granted pursuant to the Plan may be exercised.

          (m) "Plan" shall mean this Employee Stock Purchase Plan.

          (n) "Purchase Price" shall mean an amount equal to 90% of the Fair Market Value of a share of Common Stock on the first Trading Day on or after the Enrollment Date or on the last Trading Day ending on the following Exercise Date, whichever is lower.

          (o) "Reserves" shall mean the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "Section 16(b) Insider" shall mean those persons subject to the requirements of Section 16 (b) of the Securities and Exchange Act of 1934, as amended.

          (q) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (r) "Trading Day" shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

     3. Eligibility.

          (a) Any Employee (as defined in Section 2(f), who has been continuously employed by the Company for at least three (3) consecutive months and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.





1996 EMPLOYEE STOCK PURCHASE PLAN

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all Code
Section 423 all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000.00) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1, April 1, July 1 and October 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5. Participation.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit "A" to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6. Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, with a minimum deduction of $10.00 per pay day, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant may not increase the rate of his or her payroll deductions during the Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.





1996 EMPLOYEE STOCK PURCHASE PLAN

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $22,500. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $6,250 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to section 10 hereof. The option shall expire on the last day of the Offering Period.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. If a Custodian has been designated, a participant shall be entitled to receive, as soon as practicable after each Exercise Date, a stock certificate for the number of purchased shares upon a written request made to the Custodian. The Custodian may impose upon, or pass through to, a participant a reasonable fee for withdrawal of shares of Common Stock in the form of stock certificates. It is the responsibility of each participant to keep his or her address current with the Company and with the Custodian. If a Custodian has not been designated, as promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.





1996 EMPLOYEE STOCK PURCHASE PLAN

     10. Withdrawal; Termination of Employment.

           (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit "B" to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal, and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

           (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(h) hereof), for any reason, including by virtue of his or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

           (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11. Sale of Common Stock.

           (a) Participants may sell the shares of Common Stock they acquire under the Plan at any time without restriction, provided they are not Section 16(b) Insiders. Section 16 (b) Insiders will be subject to certain restrictions in connection with their transactions under the Plan.

           (b) A participant shall immediately provide information to the Company if the participant transfers any shares purchased through the Plan within two (2) years from the date of grant of the related option. Such transfer shall include disposition by sales, gift or other manner. The participant may be requested to disclose the manner of the transfer, the date of the transfer, the number of shares involved and the transfer price. By executing the Subscription Agreement, a participant obligates himself or herself to provide such information to the Company.

           (c) The Company is authorized to withhold from any payment to be made to a participant, including any payroll and other payments not related to the Plan, amounts of withholding and other taxes due in connection with any transaction under the Plan, and a participant's enrollment in the Plan will be deemed to constitute his or her consent to such withholding.

     12. Stock.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Board shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.





1996 EMPLOYEE STOCK PURCHASE PLAN

     13. Administration.

          (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Plan shall be initially administered by the Compensation Committee of the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                  (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                  (2) If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.

          (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

     14. Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file for written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.





1996 EMPLOYEE STOCK PURCHASE PLAN

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the prices per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

          (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     19. Amendment or Termination.

          (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule





1996 EMPLOYEE STOCK PURCHASE PLAN

16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Term of Plan. The Plan shall become effective upon its approval by the shareholders of the Company holding a majority of the shares of Common Stock. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

     23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     24. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     25. Costs. Except as set forth in Section 9, costs and expenses incurred in the administration of the Plan and the maintenance of accounts with the Custodian will be paid by the Company, to the extent provided in this Section But any brokerage fees and commissions for the sale of shares of Common Stock under the Plan by a participant will be borne by such participant.





1996 EMPLOYEE STOCK PURCHASE PLAN

                                                                       Exhibit C


THIS OPTION AGREEMENT (THE "AGREEMENT") AND ANY SHARES OF COMMON STOCK OF STERLING ELECTRONICS CORP. ACQUIRED UPON THE EXERCISE OF THE OPTION DESCRIBED IN THE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFOR UNDER SUCH ACT.

                                OPTION AGREEMENT

         This OPTION AGREEMENT (the "Agreement") dated as of this 3rd day of July, 1996, (the "Effective Date") is entered into by and between RONALD S. SPOLANE ("Optionee") and STERLING ELECTRONICS CORPORATION, a Nevada corporation (the "Company"). Optionee and the Company may be referred to herein collectively as the "Parties" and individually as a "Party."

                              W I T N E S S E T H:

         WHEREAS, Optionee is a key employee of the Company; and

         WHEREAS, the Company desires to compensate Optionee for services rendered for the Company;

         NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

         1. Grant of Option. Subject to the terms and conditions set forth in this Agreement including shareholder approval as set forth in Section 9 hereof, the Company hereby grants to Optionee the option (the "Option") to purchase two hundred thousand (200,000) shares (the "Shares") of the Common Stock $0.50 par value per share (the "Option") on the terms set forth herein. This option is not being granted pursuant to the Company's 1994 Stock Option Plan (the "Plan") and is not subject to the terms of the Plan.

         2. Option Price. The purchase price ("Exercise Price") of each share of Common Stock to be paid by Optionee to the Company upon the exercise of the Option is eleven dollars ($11.00) per share.

         3. Term of Option. Subject to the limitations set forth herein, the Option shall be effective as of the Effective Date until ten (10) years from the date hereof, at which time, unless Optionee shall have exercised the Option and purchased the Shares in accordance with its terms, the Option shall terminate and be of no further force or effect. The Option is exercisable with respect to the shares of Common Stock indicated as follows:

         On and After                                           Number of Shares
         ------------                                       ------------------------
         one year after the                           50,000 shares of Common Stock
         grant date

         two years after the                          50,000 additional shares of Common
         grant date                                   Stock

         three years after the                        50,000 additional shares of Common
         grant date                                   Stock

         four years after the                         50,000 additional shares of Common
         grant date                                   Stock

         4. Manner of Exercise of the Option. The Optionee may exercise the Option from time to time prior to but not after ten (10) years after the Effective Date, by delivering written notice of exercise ("Exercise Notice") addressed and delivered, to the Company, as set forth in Section 8(A) hereof. Such Exercise Notice shall specify the number of shares of Common Stock to be purchased upon such exercise and the date on which the closing of such exercise of the Option will occur; provided, however, that such date shall be within five (5) days of the date of delivery to the Company of such Exercise Notice. At the closing: (i) Optionee shall pay by cashier's check or wire transfer in immediately available funds to the Company the amount equal to the Exercise Price times the number of shares of Common Stock being purchased pursuant to such exercise of the Option (or such price as may be in effect pursuant to Section 6 of this Agreement); and (ii) the

Company shall deliver to Optionee certificates representing the Shares being purchased pursuant to such exercise of the Option. The closing of such purchase and sale shall take place at the offices of the Company, unless the Parties shall agree to the contrary. If the Optionee only exercises a portion of the Option, then the balance of the Shares to be purchased pursuant to the Option may be purchased by delivering an Exercise Notice as set forth above. The Parties agree that the Company shall be entitled to deduct and withhold from any distribution due to Optionee any and all amounts required to be deducted or withheld so as to comply with all applicable withholding and other laws.

         5. Assignability of Option Rights. This Option shall not be transferable except by will or by the laws of descent and distribution. During the Optionee's lifetime this Option may be exercised only by him. No assignment or transfer of this Option, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by will or by the laws of descent or distribution, shall vest in the assignee or transferee any interest or right whatsoever in this Option.

         6. Adjustment of Option on Stock Splits, Stock Dividends and Recapitalization. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred to prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then the number, class and per share price of shares of Common Stock subject to this Option shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, this Option shall extend to such other securities) in such a manner as to entitle Optionee to receive, upon exercise of this Option, for the same aggregate cash consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised this Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment. Comparable rights shall accrue to Optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassification of the character described above.

         The Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject hereto, the Company (a) shall offer for sale to holders of its Common Stock shares of Common Stock or of other classes of stock or other securities of the Company, or (b) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of Common Stock of the Company, the Company will give written notice to Optionee of the rights which are thus to be acquired or issued for the benefit of or to the holders of common stock of Company in sufficient time to permit Optionee to exercise the option hereby granted if Optionee should elect to do so and to permit Optionee to participate in such rights as a holder in such Common Stock of the Company.

         In the event the Company proposes to merge or consolidate with another corporation or to sell or dispose of its properties, assets and business or to dissolve, the Company will give written notice thereof to Optionee in sufficient time to permit Optionee to exercise the option hereby granted, if Optionee should elect to do so and participate in such transaction as a stockholder of the Company; provided, however, in connection with any merger or consolidation or other transaction under which Company or its holders of shares of Common Stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of Common Stock of the Company, provision shall be made for the reservation for and issuance upon exercise by Optionee of the option hereby granted of Optionee's pro rata number of shares or other securities (on the basis of the number of shares of Common Stock of the Company as to which the Option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this Option.

         7. Restriction on Exercise and Resale of Option. The Optionee has adequate means of providing for his current needs and possible individual contingencies, and the Optionee has no need now, and anticipates no need in the foreseeable future, to sell the Option or, upon exercise, the Shares. The Optionee is able to bear the economic risks of his investment, and consequently, without limiting the generality of the foregoing, the Optionee is able to hold the Option and, upon exercise, the Shares indefinitely and has a sufficient net worth to sustain a loss of his entire investment in the Company in the event such loss should occur. The Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company. The Optionee recognizes that his investment in the Company involves a high degree of risk. The Optionee is acquiring the Option and, upon exercise, the Shares for his own account for long-term investment and not with a view to the distribution or resale thereof or for sale in connection with the distribution thereof. The Optionee has not offered or sold any portion of the Option or, upon exercise, the Shares and has no present intention of dividing the Option, nor, upon exercise, the Shares with others or of reselling or otherwise disposing of any portion of the Option, nor upon exercise, the Shares, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. The Optionee is aware that the Optionee must bear the economic risk of his investment in the Company for an indefinite period of time because neither the Option, nor, upon exercise, the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any applicable state securities laws (the "State Securities Laws"), and therefore, cannot be resold unless they are subsequently registered under the Securities Act and the State Securities Laws or an exemption from registration is available, and further that only the Company can take action to so register the Option and, upon exercise, the Shares, and the Company is under no obligation and does not propose to attempt to do so. The Optionee has had the opportunity to obtain information necessary to make a decision to invest in the Company, and has been given the opportunity to meet with the representatives of the Company and to have them answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to his full satisfaction. The Optionee acknowledges that no assurances have been made to him regarding the tax aspects of this investment, nor has any assurance been made that existing tax laws and regulations will not be modified in the future. Except as stated herein the Optionee has received no representations from the Company or its employees or agents. In making his decision to become an investor in the Company, the Optionee has relied solely upon his review of the Company and his own independent investigations without assistance of the Company.

         The Optionee understands that the following restrictions and limitations are applicable to his purchase and resales, pledges, hypothecations or other transfers of the Option and, upon exercise, the Shares:

                 (a) The Optionee agrees that neither the Option nor, upon exercise, the Shares shall be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable State Securities Laws or an exemption from such registration is available.

                 (b) A legend has been placed on the Option and may be placed on any Shares later issued, at the discretion of the Company, if it deems such a legend appropriate.

                 (c) Stop transfer instructions have been, or will be placed with respect to the Option and, upon exercise, the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof.

         8.      General.

                 (A) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by reputable overnight carrier or when received if sent by registered or certified mail, return receipt requested, or by telefax to the Parties at the following addresses (or at such other addresses as a Party may specify by like notice):

                 (i)      If to Optionee, to:

                          Ronald S. Spolane
                          Sterling Electronics Corp.
                          4201 Southwest Freeway
                          Houston, TX 77027
                          Telephone: (713) 627-9800
                          Facsimile: (713) 629-3939

                 (ii)     If to Company, to:

                          Sterling Electronics Corp.
                          4201 Southwest Freeway
                          Houston, TX 77027
                          Attention: President
                          Telephone: (713) 627-9800
                          Facsimile: (713) 629-3939

                 (B) Exclusive Agreement. This Agreement supersedes all prior agreements between the Parties (written or oral) and is intended as a complete and exclusive statement of the terms of the agreement between the Parties.

                 (C) Choice of Law. This Agreement shall be governed by the internal laws of the State of Nevada.

                 (D) Expenses of Litigation. Notwithstanding any other provision hereof, if any proceeding is brought by any Party or its successor or assigns for the enforcement of this Agreement, or as a result of any alleged dispute, breach, default, or misrepresentation by any Party of any of the provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorney's fees and other costs incurred in pursuing such proceeding, in addition to such other relief to which it may be entitled.

                 (E) Assignment: Third Parties. Optionee may assign his rights under this Agreement subject to the restrictions set forth in Section 7 of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, and assigns. Nothing in this Agreement shall entitle any person other than the Parties to any claim, cause of action, remedy, or right of any kind.

                 (F) Further Assurances. The Parties agree to deliver or cause to be delivered to the other on the closing of the exercise of the Option and at such other times thereafter as shall be reasonably agreed, any such additional agreement, document, or instrument as either of them may reasonably request for the purpose of carrying out this Agreement.

                 (G) Captions. All section or paragraph headings contained in this Agreement are for the convenience of the Parties and shall not affect the meaning or interpretation of any provision of this Agreement.

                 (H) Savings Clause. In the event that any word, phrase, clause or provision of this Agreement should ever be deemed to be invalid, the Parties agree that such word, phrase, clause or provision shall automatically be amended to conform to all applicable legal requirements. If this is impossible, such word, phrase, clause or provision shall be given no effect as if it had not been inserted and the remaining provisions of this Agreement shall survive as if such word, phrase, clause or provision had not been inserted.

                 (I) No Rights as a Stockholder. Until Optionee shall have validly exercised the Option, delivered the Exercise Price to the Company and purchased the Shares in accordance with the terms contained herein, the Optionee shall have no rights as a stockholder of the Company including the right to receive dividends or distributions with respect to the Common Stock.

         9. Shareholder Approval. Notwithstanding any provision of this Agreement to the contrary, the grant of the Option is conditioned on and subject to the approval of the shareholders of the Company at the Company's next annual meeting. If the shareholders of the Company do not approve the grant of such options as such meeting, then this Agreement and the Options shall automatically terminate.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                     "OPTIONEE"

                                     s/ RONALD S. SPOLANE
                                     -----------------------------------------
                                     RONALD S. SPOLANE

                                     "COMPANY"

                                     STERLING ELECTRONICS CORPORATION

                                     By: s/Herschel G. Maltz
                                         -------------------------------------
                                     Name: Herschel G. Maltz
                                           -----------------------------------
                                     Title: Chairman of Compensation Committee
                                            ----------------------------------

THIS OPTION AGREEMENT (THE "AGREEMENT") AND ANY SHARES OF COMMON STOCK OF STERLING ELECTRONICS CORP. ACQUIRED UPON THE EXERCISE OF THE OPTION DESCRIBED IN THE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFOR UNDER SUCH ACT.

                                OPTION AGREEMENT

     This OPTION AGREEMENT (the "Agreement") dated as of this 3rd day of July, 1996, (the "Effective Date") is entered into by and between DAVID A. SPOLANE ("Optionee") and STERLING ELECTRONICS CORPORATION, a Nevada corporation (the "Company"). Optionee and the Company may be referred to herein collectively as the "Parties" and individually as a "Party."

                              W I T N E S S E T H:

     WHEREAS, Optionee is a key employee of the Company; and

     WHEREAS, the Company desires to compensate Optionee for services rendered for the Company;

     NOW, THEREFORE, in consideration of the premises and of the respective representations, warranties, covenants, agreements, and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Grant of Option. Subject to the terms and conditions set forth in this Agreement including shareholder approval as set forth in Section 9 hereof, the Company hereby grants to Optionee the option (the "Option") to purchase one hundred fifty thousand (150,000) shares (the "Shares") of the Common Stock $0.50 par value per share (the "Option") on the terms set forth herein. This option is not being granted pursuant to the Company's 1994 Stock Option Plan (the "Plan") and is not subject to the terms of the Plan.

     2. Option Price. The purchase price ("Exercise Price") of each share of Common Stock to be paid by Optionee to the Company upon the exercise of the Option is eleven dollars ($11.00) per share.

     3. Term of Option. Subject to the limitations set forth herein, the Option shall be effective as of the Effective Date until ten (10) years from the date hereof, at which time, unless Optionee shall have exercised the Option and purchased the Shares in accordance with its terms, the Option shall terminate and be of no further force or effect. The Option is exercisable with respect to the shares of Common Stock indicated as follows:

     On and After                  Number of Shares
     ------------              ------------------------
     one year after the        37,500 shares of Common Stock
     grant date

     two years after the       37,500 additional shares of Common
     grant date                Stock

     three years after the     37,500 additional shares of Common
     grant date                Stock

     four years after the      37,500 additional shares of Common
     grant date                Stock

     4. Manner of Exercise of the Option. The Optionee may exercise the Option from time to time prior to but not after ten (10) years after the Effective Date, by delivering written notice of exercise ("Exercise Notice") addressed and delivered, to the Company, as set forth in Section 8(A) hereof. Such Exercise Notice shall specify the number of shares of Common Stock to be purchased upon such exercise and the date on which the closing of such exercise of the Option will occur; provided, however, that such date shall be within five (5) days of the date of delivery to the Company of such Exercise Notice. At the closing: (i) Optionee shall pay by cashier's check or wire transfer in immediately available funds to the Company the amount equal to the Exercise Price times the number of shares of Common Stock being purchased pursuant to such exercise of the Option (or such price as may be in effect pursuant to Section 6 of this Agreement); and (ii) the Company shall deliver to Optionee certificates representing the Shares being purchased pursuant to such exercise of the Option. The closing of such purchase and sale shall take place at the offices of the Company, unless the Parties shall agree to the contrary. If the Optionee only exercises a portion of the Option, then the balance of the Shares to be purchased pursuant to the Option may be purchased by delivering an Exercise Notice as set forth above. The Parties agree that the Company shall be entitled to deduct and withhold from any distribution due to Optionee any and all amounts required to be deducted or withheld so as to comply with all applicable withholding and other laws.

     5. Assignability of Option Rights. This Option shall not be transferable except by will or by the laws of descent and distribution. During the Optionee's lifetime this Option may be exercised only by him. No assignment or transfer of this Option, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by will or by the laws of descent or distribution, shall vest in the assignee or transferee any interest or right whatsoever in this Option.

     6. Adjustment of Option on Stock Splits, Stock Dividends and Recapitalization. The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred to prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then the number, class and per share price of shares of Common Stock subject to this Option shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, this Option shall extend to such other securities) in such a manner as to entitle Optionee to receive, upon exercise of this Option, for the same aggregate cash consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised this Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment. Comparable rights shall accrue to Optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassification of the character described above.

     The Company agrees that if and whenever during the term of this Agreement, and prior to the exercise of the option hereby granted as to all shares subject hereto, the Company (a) shall offer for sale to holders of its Common Stock shares of Common Stock or of other classes of stock or other securities of the Company, or (b) in connection with any transaction shall acquire or shall cause to be issued rights to acquire shares of stock or other securities of another corporation for the benefit of or to the holders of Common Stock of the Company, the Company will give written notice to Optionee of the rights which are thus to be acquired or issued for the benefit of or to the holders of common stock of Company in sufficient time to permit Optionee to exercise the option hereby granted if Optionee should elect to do so and to permit Optionee to participate in such rights as a holder in such Common Stock of the Company.

     In the event the Company proposes to merge or consolidate with another corporation or to sell or dispose of its properties, assets and business or to dissolve, the Company will give written notice thereof to Optionee in sufficient time to permit Optionee to exercise the option hereby granted, if Optionee should elect to do so and participate in such transaction as a stockholder of the Company; provided, however, in connection with any merger or consolidation or other transaction under which Company or its holders of shares of Common Stock will acquire stock or other securities of the continuing, resulting or another corporation in exchange for their shares of Common Stock of the Company, provision shall be made for the reservation for and issuance upon exercise by Optionee of the option hereby granted of Optionee's pro rata number of shares or other securities (on the basis of the number of shares of Common Stock of the Company as to which the Option hereby granted remains at the time unexercised), at the same aggregate purchase price provided for in this Agreement, the price per unit to be adjusted upward or downward, according to the increase or decrease of the number of units involved.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this Option.

     7. Restriction on Exercise and Resale of Option. The Optionee has adequate means of providing for his current needs and possible individual contingencies, and the Optionee has no need now, and anticipates no need in the foreseeable future, to sell the Option or, upon exercise, the Shares. The Optionee is able to bear the economic risks of his investment, and consequently, without limiting the generality of the foregoing, the Optionee is able to hold the Option and, upon exercise, the Shares indefinitely and has a sufficient net worth to sustain a loss of his entire investment in the Company in the event such loss should occur. The Optionee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company. The Optionee recognizes that his investment in the Company involves a high degree of risk. The Optionee is acquiring the Option and, upon exercise, the Shares for his own account for long-term investment and not with a view to the distribution or resale thereof or for sale in connection with the distribution thereof. The Optionee has not offered or sold any portion of the Option or, upon exercise, the Shares and has no present intention of dividing the Option, nor, upon exercise, the Shares with others or of reselling or otherwise disposing of any portion of the Option, nor upon exercise, the Shares, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. The Optionee is aware that the Optionee must bear the economic risk of his investment in the Company for an indefinite period of time because neither the Option, nor, upon exercise, the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any applicable state securities laws (the "State Securities Laws"), and therefore, cannot be resold unless they are subsequently registered under the Securities Act and the State Securities Laws or an exemption from registration is available, and further that only the Company can take action to so register the Option and, upon exercise, the Shares, and the Company is under no obligation and does not propose to attempt to do so. The Optionee has had the opportunity to obtain information necessary to make a decision to invest in the Company, and has been given the opportunity to meet with the representatives of the Company and to have them answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to his full satisfaction. The Optionee acknowledges that no assurances have been made to him regarding the tax aspects of this investment, nor has any assurance been made that existing tax laws and regulations will not be modified in the future. Except as stated herein the Optionee has received no representations from the Company or its employees or agents. In making his decision to become an investor in the Company, the Optionee has relied solely upon his review of the Company and his own independent investigations without assistance of the Company.

     The Optionee understands that the following restrictions and limitations are applicable to his purchase and resales, pledges, hypothecations or other transfers of the Option and, upon exercise, the Shares:

          (a) The Optionee agrees that neither the Option nor, upon exercise, the Shares shall be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable State Securities Laws or an exemption from such registration is available.

          (b) A legend has been placed on the Option and may be placed on any Shares later issued, at the discretion of the Company, if it deems such a legend appropriate.

          (c) Stop transfer instructions have been, or will be placed with respect to the Option and, upon exercise, the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof.

     8.   General.

          (A) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally or by reputable overnight carrier or when received if sent by registered or certified mail, return receipt requested, or by telefax to the Parties at the following addresses (or at such other addresses as a Party may specify by like notice):

          (i)  If to Optionee, to:

               David A. Spolane
               Sterling Electronics Corp.
               4201 Southwest Freeway
               Houston, TX 77027
               Telephone: (713) 627-9800
               Facsimile: (713) 629-3939

         (ii)  If to Company, to:

               Sterling Electronics Corp.
               4201 Southwest Freeway
               Houston, TX 77027
               Attention: President
               Telephone: (713) 627-9800
               Facsimile: (713) 629-3939

          (B) Exclusive Agreement. This Agreement supersedes all prior agreements between the Parties (written or oral) and is intended as a complete and exclusive statement of the terms of the agreement between the Parties.

          (C) Choice of Law. This Agreement shall be governed by the internal laws of the State of Nevada.

          (D) Expenses of Litigation. Notwithstanding any other provision hereof, if any proceeding is brought by any Party or its successor or assigns for the enforcement of this Agreement, or as a result of any alleged dispute, breach, default, or misrepresentation by any Party of any of the provisions of this Agreement, the successful or prevailing Party shall be entitled to recover reasonable attorney's fees and other costs incurred in pursuing such proceeding, in addition to such other relief to which it may be entitled.

          (E) Assignment: Third Parties. Optionee may assign his rights under this Agreement subject to the restrictions set forth in Section 7 of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, and assigns. Nothing in this Agreement shall entitle any person other than the Parties to any claim, cause of action, remedy, or right of any kind.

          (F) Further Assurances. The Parties agree to deliver or cause to be delivered to the other on the closing of the exercise of the Option and at such other times thereafter as shall be reasonably agreed, any such additional agreement, document, or instrument as either of them may reasonably request for the purpose of carrying out this Agreement.

          (G) Captions. All section or paragraph headings contained in this Agreement are for the convenience of the Parties and shall not affect the meaning or interpretation of any provision of this Agreement.

          (H) Savings Clause. In the event that any word, phrase, clause or provision of this Agreement should ever be deemed to be invalid, the Parties agree that such word, phrase, clause or provision shall automatically be amended to conform to all applicable legal requirements. If this is impossible, such word, phrase, clause or provision shall be given no effect as if it had not been inserted and the remaining provisions of this Agreement shall survive as if such word, phrase, clause or provision had not been inserted.

          (I) No Rights as a Stockholder. Until Optionee shall have validly exercised the Option, delivered the Exercise Price to the Company and purchased the Shares in accordance with the terms contained herein, the Optionee shall have no rights as a stockholder of the Company including the right to receive dividends or distributions with respect to the Common Stock.

     9. Shareholder Approval. Notwithstanding any provision of this Agreement to the contrary, the grant of the Option is conditioned on and subject to the approval of the shareholders of the Company at the Company's next annual meeting. If the shareholders of the Company do not approve the grant of such options as such meeting, then this Agreement and the Options shall automatically terminate.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                "OPTIONEE"

                                s/DAVID A. SPOLANE
                                -----------------------------------------
                                DAVID A. SPOLANE


                                "COMPANY"

                                STERLING ELECTRONICS CORPORATION

                                By: s/Herschel G. Maltz
                                    -------------------------------------
                                Name: Herschel G. Maltz
                                      -----------------------------------
                                Title: Chairman of Compensation Committee
                                       ----------------------------------

                       STERLING ELECTRONICS CORPORATION
                    4201 SOUTHWEST FREEWAY, HOUSTON, TEXAS
                                JULY 15, 1996


Dear Shareholder,

      On behalf of the Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Shareholders to be held at 3:00 p.m. local time on Tuesday, August 27, 1996, at the Sterling Electronics Corporate Headquarters, 4201 Southwest Freeway, Houston, Texas. The formal notice of the Annual Meeting of Shareholders and Proxy Statement are enclosed.

      Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote in person, you may withdraw your proxy at that time.


Sincerely,


Ronald S. Spolane
Chairman and Chief Executive Officer

      PROXY            STERLING ELECTRONICS CORPORATION            PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints R.S. Spolane and D.A. Spolane as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of common stock of Sterling Electronics held on record by the undersigned on July 12, 1996 at the annual meeting of shareholders to be held on August 27, 1996 or any adjournment thereof.

(CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3, 4, 5, 6, 7 and 8.

      1.  ELECTION OF DIRECTORS

          R.S. Spolane, David R. Toomim, Jay H. Golding, S.M. Lambert, Ph.D., Hershcel G. Maltz, D.A. Spolane


                   [ ] FOR all nominees             [ ] WITHHOLD
                   listed to the right              for all nominees
                   (except as marked                listed to the right
                   to the contrary)

      2. To amend the Company's Articles of Incorporation to increase to 20 million from 9 million the number authorized shares of common stock.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      3. To amend the Company's Articles of Incorporation to provide for 10 million shares of "blank check" preferred stock.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      4. To amend and restate the Company's Articles of Incorporation to update such Articles of Incorporation in accordance with the Nevada corporate laws and eliminate some unnecessary provisions.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      5.  To adopt the Company's 1996 Employee Stock Purchase Plan.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      6. To ratify the issuance of nonqualified stock options to Ronald S. Spolane to acquire 200,000 shares of Common Stock at $11.00 per share.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      7. To ratify the issuance of nonqualified stock options to David A. Spolane to acquire 150,000 shares of Common Stock at $11.00 per share.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      8. To ratify the appointment of Ernst & Young as the independent auditors of the Company.

                  FOR            AGAINST            ABSTAIN
                  [ ]              [ ]                [ ]

      9. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



                                            Dated:                      , 1996
                                                  ----------------------

                                            ----------------------------------
                                                        Signature

                                            ----------------------------------
                                                Signature if held jointly


                                            Please sign exactly as name appears
                                            hereon. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THIS PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.